ABSOLUTE STRATEGIES FUND (the "Fund")

Supplement dated October 4, 2018 to the Prospectus dated August 1, 2018

1.	The paragraph entitled "Long/Short Hedged Equity Strategies" in the section entitled "Principal Investments Strategies" on page 3, is hereby deleted in its entirety and replaced with the following:
Long/Short Hedged Equity Strategies invest in securities believed to be undervalued or offer high growth opportunities while also attempting to minimize overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales, futures or options. Strategies may use futures or options to hedge risk, increase or reduce the Fund's investment exposure or obtain leverage. Hedged Equity refers to a strategy that generally contains a number of long investments but also certain other securities (cash, shorts, derivatives) designed to mitigate a certain risk(s) embedded in those longs.

2.
The paragraphs entitled "Agricultural Industry Investment Risk" in the sections entitled "Principal Investment Risks" on page 5 and "Additional Information Regarding Principal Investment Risks" on page 19, are both hereby deleted in their entirety.

3.
The paragraph entitled "Subadvisers" in the sub-section entitled "Investment Adviser" in the section entitled "Management" on page 12 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Subadvisers. St. James Investment Company, LLC and Tortoise Capital Advisors, L.L.C. are the Subadvisers to the Fund.

4.
The paragraph entitled "Long/Short Hedged Equity Strategies" in the section entitled "Additional Information Regarding Principal Investment Strategies" on page 16, is hereby deleted in its entirety and replaced with the following:

Long/Short Hedged Equity Strategies invest in securities believed to be undervalued or offer high growth opportunities while also attempting to minimize overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales, futures or options. Strategies may use futures or options to hedge risk, increase or reduce the Fund's investment exposure or obtain leverage. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks. At times, the Fund may have a long bias or a net short bias in equity sensitive investments.

5.
The table and paragraphs that follow the table in the sub-section entitled "The Adviser and Subadvisers" in the section entitled "Management" on page 34 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Subadviser	Investment Strategy
St. James Investment Company, LLC 3838 Oak Lawn Avenue, Suite 1414 Dallas, TX 75219	Concentrated Equity
Tortoise Capital Advisors, L.L.C. 11550 Ash Street, Suite 300 Leawood, KS 66211	Select Energy Opportunity

St. James Investment Company, LLC was founded in 1999 and manages assets for institutional clients, high-net worth individuals and mutual funds.
Tortoise Capital Advisors, L.L.C. was founded in 2002 and provides investment advisory services for separately managed accounts, private funds and other pooled investment vehicles.

* * *
For more information, please contact Fund customer service representative toll free at
 (888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.

ABSOLUTE STRATEGIES FUND (the "Fund")

Supplement dated October 4, 2018 to the Statement of Additional Information ("SAI") dated
August 1, 2018, as supplemented

1.	In the "Key Defined Terms" section on page 1 of the SAI, the definition of "Subadviser" is hereby deleted in its entirety and replaced with the following:

"Subadviser" means each of St. James Investment Company, LLC and Tortoise Capital Advisors, L.L.C., the Fund's subadvisers.

2.
The table entitled "Ownership of Adviser and Subadvisers" in the sub-section entitled "F. Investment Adviser" in the section entitled "Board of Trustees, Management and Service Providers" on page 34 of the SAI is hereby deleted in its entirety and replaced with the following:

Adviser	Controlling Persons/Entities
Absolute Investment Advisers LLC	None
Subadvisers	Controlling Persons/Entities
St. James Investment Company, L.L.C.	Robert J. Mark
Tortoise Capital Advisors, L.L.C.	Lovell Minnick Partners LLC

* * *
For more information, please contact a Fund customer service representative toll free at
 (888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.
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